UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 7, 2017

InterCloud Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32037	65-0963722
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1030 Broad Street, Suite 102, Shrewsbury, NJ	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-988-1988

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 7, 2017, InterCloud Systems, Inc. (the “Company”) filed a Certificate of Amendment of its Certificate of Incorporation (the “Certificate of Amendment”) to effect a one-for-four reverse split of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share. The common stock commenced trading on the OTCQB Venture Market on a split-adjusted basis as of the opening of trading on Wednesday, July 12, 2017. The common stock will continue to trade under the ticker symbol “ICLD”, although the letter “D” will be temporarily appended to the ticker symbol for twenty trading days following the reverse split. The Company’s stockholders, at the 2016 Annual Meeting of Stockholders, had previously authorized the Company’s Board of Directors to effect a reverse stock split within a range of ratios, including one-for-four, at any time within one (1) year following such Annual Meeting, as determined by the Board.

Following the reverse split, the total number of shares outstanding will be proportionately reduced in accordance with the reverse split. Further, any outstanding options, warrants and rights as of the effective date that are subject to adjustment will be adjusted accordingly. These adjustments may include adjustments to the number of shares of common stock that may be obtained upon exercise or conversion of these securities, and the applicable exercise or purchase price as well as other adjustments.

There will be no change to the number of authorized shares of common stock of the Company as a result of the reverse stock split. No fractional share shall be issued in connection with the reverse split; all shares of common stock that are held by a stockholder will be aggregated and each stockholder shall be entitled to receive the number of whole shares resulting from the combination of the shares so aggregated, with any fractions resulting from the reverse split computation being rounded up to the next whole share.

The Company’s transfer agent is Corporate Stock Transfer, Inc. The new CUSIP number for the post-reverse common stock will be 458488 301.

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of InterCloud Systems, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCLOUD SYSTEMS, INC.

July 12, 2017	By:	/s/ Daniel Sullivan
	Name:	Daniel Sullivan
	Title:	Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of InterCloud Systems, Inc.

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